Exhibit 99.2

FIRM and AFFILIATE OFFICES

NEW YORK
LONDON
SINGAPORE
LOS ANGELES
www.duanemorris.com	CHICAGO
HOUSTON
HANOI
July 30, 2007	PHILADELPHIA
SAN DIEGO
SAN FRANCISCO
BALTIMORE
BOSTON
WASHINGTON, DC
Orthovita, Inc.	LAS VEGAS
77 Great Valley Parkway	ATLANTA
Malvern, PA 19355	MIAMI
PITTSBURGH
NEWARK
WILMINGTON
PRINCETON
LAKE TAHOE
HO CHI MINH CITY

Re:	Orthovita, Inc. – Registration Statement on Form S-3 (Registration No. 333-131668) and Registration Statement on Form S-3 (Registration No. 333-141403)

Ladies and Gentlemen:

We have acted as counsel to Orthovita, Inc., a Pennsylvania corporation (the “Company”), in connection with (i) the issuance and sale by the Company of shares (the “Shares”) of common stock, par value $0.01 per share, of the Company pursuant to that certain Securities Purchase Agreement dated as of July 30, 2007 (the “Purchase Agreement”) among the Company and Essex Woodlands Health Ventures Fund VII, L.P., Stephen F. Wiggins, Magnetar Capital Master Fund, Ltd., W.H.I. Growth Fund Q.P., L.P., WHI Select Fund, L.P., Panacea Fund, LLC and Lehman Brothers Inc. (collectively, the “Buyers”), (ii) the filing of the Company’s Registration Statement on Form S-3 (Registration No. 333-141403) (together with the Company’s Registration Statement on Form S-3 (Registration No. 333-131668), the “Registration Statements”) under the Securities Act of 1933, as amended (the “Act”), with the Securities and Exchange Commission (the “SEC”), pursuant to which the Shares are registered under the Act and (iii) the filing by the Company with the SEC of the Prospectus Supplement, dated July 30, 2007 (the “Prospectus Supplement”), supplementing the Prospectus, dated March 26, 2007 (the “Base Prospectus” and, together with the Prospectus Supplement, the “Prospectus”), relating to the issuance and sale of the Shares pursuant to Rule 424(b) promulgated under the Act.

In connection with the opinion set forth in this letter, we have examined the Registration Statements, the Prospectus, the Purchase Agreement, originals, or copies certified or otherwise identified to our satisfaction, of the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of the Company, and any amendments thereto, and such other documents, records and other instruments as we have deemed appropriate for purposes of the opinion set forth herein.

We have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of the documents submitted to us as originals, the conformity with the originals of all documents submitted to us as certified, facsimile or photostatic copies and the authenticity of the originals of all documents submitted to us as copies.

DUANE MORRIS LLP
30 SOUTH 17TH STREET PHILADELPHIA, PA 19103-4196	PHONE: 215.979.1000 FAX: 215.979.1020

Orthovita, Inc.

July 30, 2007

We have also assumed for purposes of the opinion set forth in this letter that the Purchase Agreement has been duly authorized, executed and delivered by each of the Buyers and constitutes a legal, valid and binding obligation of each Buyer, and that each Buyer has the requisite organizational and legal power to perform such Buyer’s obligations under the Purchase Agreement.

Based upon the foregoing, we are of the opinion that the Shares have been duly authorized by the Company, and, when issued, sold and delivered by the Company against receipt of the purchase price therefor in the manner contemplated by the Purchase Agreement, will be validly issued, fully paid and non-assessable.

The opinion expressed herein is limited to the Pennsylvania Business Corporation Law of 1988, as amended, and we express no opinion with respect to the laws of any other state or jurisdiction.

We hereby consent to the use of this letter as Exhibit 99.2 to the Current Report on Form 8-K to be filed by the Company on or about the date hereof, which will be incorporated by reference in the Registration Statements and to the references to us under the caption “Legal Matters” in the Prospectus Supplement and the caption “Validity of Securities” in the Base Prospectus. In giving such consent, we do not hereby admit that we are acting within the category of persons whose consent is required under Section 7 of the Act or the rules or regulations of the SEC thereunder.

Very truly yours,

/s/ DUANE MORRIS LLP